                                                                   EXHIBIT 99.01

[VERITAS LOGO]                                                              NEWS

VERITAS Software Corporation
350 Ellis Street
Mountain View, CA 94043
(650) 527-8000

FOR IMMEDIATE RELEASE

         VERITAS SOFTWARE REPORTS SECOND QUARTER REVENUE OF $485 MILLION

              ANNOUNCES $500 MILLION STOCK REPURCHASE AUTHORIZATION

MOUNTAIN VIEW, CALIF. - JULY 27, 2004 - VERITAS Software Corporation (NASDAQ:
VRTS) today announced financial results for the quarter ended June 30, 2004. Revenue was $485 million, compared to revenue of $408 million for the same period a year ago, representing 19 percent growth year-over-year.

GAAP net income for the quarter ended June 30, 2004 was $86 million, or $0.20 per diluted share, compared to GAAP net income of $46 million, or $0.11 per diluted share, for the same period a year ago. Included in GAAP net income are charges of $4.6 million, net of taxes, for the quarter ended June 30, 2004 and $31.7 million, net of taxes, for the same period a year ago, related to amortization of intangibles, in-process research and development and stock-based compensation.

"While total revenue was up 19 percent year-over-year, the June quarter was challenging in our U.S. enterprise business, particularly for license transactions at the end of the quarter," said Gary Bloom, chairman, president and CEO, VERITAS Software. "License revenue was up seven percent and service revenue was up 38 percent year-over-year. Our channel and international businesses performed well this quarter, with our EMEA and Asia Pacific regions growing 44 percent and 34 percent, respectively, year-over-year."

For the first six months of fiscal year 2004, total year-over-year revenue growth was 22 percent. License revenue grew 14 percent year-over-year, while services revenue grew 34 percent year-over-year.

"During the quarter, we strengthened our balance sheet, generating approximately $104 million in cash from operating activities, and exited the quarter with $2.75 billion in cash and short-term investments," said Ed Gillis, executive vice president and chief financial officer, VERITAS Software. "I am also pleased to announce that our Board of Directors has authorized the company to repurchase up to $500 million of its stock over the next 12 to 18 months."

"We view 2004 as an important growth year for VERITAS, and we continue to forecast our business based on a measured recovery in IT spending," said Bloom. "We expect revenue for the September quarter to be in the range of $485 million to $505 million and diluted earnings per share to be in the range of $0.19 to $0.21 on a GAAP basis. And, we continue to target $2 billion in revenue for the full year."

The company will hold a conference call today at 2:00 p.m. Pacific Time, 5:00 p.m. Eastern Time, to review the results and business outlook. The conference call will be available to all investors. The telephone dial-in number for listen-only access to the live call is 913-981-5509, passcode: 267476. A live web cast will also be available at www.veritas.com, Investor section.
In addition, a replay will be available via audio webcast at www.veritas.com, Investor section, beginning on Tuesday, July 27th at 4:00 p.m. Pacific Time until October 2004 via telephone at 719-457-0820 and entering replay code:
267476.

ABOUT VERITAS SOFTWARE

VERITAS Software, one of the 10 largest software companies in the world, is a leading provider of software to enable utility computing. In a utility computing model, IT resources are aligned with business needs, and business applications are delivered with optimal performance and availability on top of shared computing infrastructure, minimizing hardware and labor costs. With 2003 revenues of $1.75 billion, VERITAS delivers products for data protection, storage & server management, high availability and application performance management that are used by 99 percent of the Fortune 500. More information about VERITAS Software can be found at www.veritas.com.

SAFE HARBOR STATEMENT

This press release may include estimates and forward-looking statements within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934, including statements relating to projections of future revenue and earnings. These forward-looking statements involve a number of risks and uncertainties, including the risk that we will not gain market acceptance of our products and services, the risk that we will not be able to maintain the quality of our end-user customer and partnering relationships, the risk that our customers will reduce or defer purchases of our products and services due to economic or industry conditions or the impact of regulatory requirements, and the risk that we will not manage our business effectively, that could cause the actual results we achieve to differ materially from such forward-looking statements. For more information regarding potential risks, see the "Factors That May Affect Future Results" section of our most recent report on Form 10-Q for the quarter ended March 31, 2004 on file with the SEC.

We undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date hereof.

Copyright (C) 2004 VERITAS Software Corporation. All rights reserved. VERITAS, the VERITAS Logo and all other VERITAS product names and slogans are trademarks or registered trademarks of VERITAS Software Corporation. VERITAS and the VERITAS Logo Reg. U.S. Pat. & Tm. Off. Other product names and/or slogans mentioned herein may be trademarks or registered trademarks of their respective companies.

                                      # # #

PRESS CONTACT:
Andrew McCarthy, VERITAS Software
(650) 527-3183, andrew.mccarthy@veritas.com

INVESTOR CONTACT:
Tim Harvey, VERITAS Software (650) 527-4523, tim.harvey@veritas.com.

                          VERITAS SOFTWARE CORPORATION
                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)
                                   (UNAUDITED)

                                                  THREE MONTHS ENDED      SIX MONTHS ENDED
                                                       JUNE 30,                JUNE 30,
                                                ---------------------   ---------------------
                                                   2004        2003        2004        2003
                                                ---------   ---------   ---------   ---------
NET REVENUE:
  User license fees                             $ 269,916   $ 252,801   $ 572,325   $ 500,256
  Services                                        215,118     155,567     398,456     298,248
                                                ---------   ---------   ---------   ---------
     TOTAL NET REVENUE                            485,034     408,368     970,781     798,504
COST OF REVENUE:
  User license fees                                 8,878      11,716      18,397      23,633
  Services (1)                                     66,812      54,807     132,655     107,109
  Amortization of developed technology              4,055      10,554       7,879      25,336
                                                ---------   ---------   ---------   ---------
     TOTAL COST OF REVENUE                         79,745      77,077     158,931     156,078
                                                ---------   ---------   ---------   ---------
GROSS PROFIT                                      405,289     331,291     811,850     642,426
OPERATING EXPENSES:
  Selling and marketing (1)                       151,580     121,843     294,618     237,141
  Research and development (1)                     83,580      71,468     163,504     142,056
  General and administrative (1)                   46,389      39,638      94,138      77,817
  Amortization of other intangibles                 2,409      12,250       4,803      30,441
  In-process research and development                  --      15,300         400      19,400
                                                ---------   ---------   ---------   ---------
     TOTAL OPERATING EXPENSES                     283,958     260,499     557,463     506,855
                                                ---------   ---------   ---------   ---------
Income from operations                            121,331      70,792     254,387     135,571
Interest and other income, net                     10,438      13,891      21,764      24,903
Interest expense                                   (6,000)     (7,798)    (11,702)    (15,536)
Gain (loss) on strategic investments                   --          --       7,496      (3,518)
                                                ---------   ---------   ---------   ---------
Income before income taxes                        125,769      76,885     271,945     141,420
Provision for income taxes                         39,299      31,251      85,427      52,682
                                                ---------   ---------   ---------   ---------
NET INCOME                                      $  86,470   $  45,634   $ 186,518   $  88,738
                                                =========   =========   =========   =========
NET INCOME PER SHARE - BASIC                    $    0.20   $    0.11   $    0.43   $    0.21
                                                =========   =========   =========   =========
NET INCOME PER SHARE - DILUTED                  $    0.20   $    0.11   $    0.42   $    0.21
                                                =========   =========   =========   =========
SHARES USED IN PER SHARE CALCULATION - BASIC      431,943     415,621     431,329     414,270
                                                =========   =========   =========   =========
SHARES USED IN PER SHARE CALCULATION - DILUTED    442,361     427,939     443,622     424,275
                                                =========   =========   =========   =========

(1) For the three and six months ended June 30, 2004, cost of services revenue includes $66 and $303, respectively, selling and marketing includes $981 and $3,862, respectively, research and development includes $614 and $1,836, respectively, and general and administrative includes $24 and $768, respectively, of stock-based compensation expense. For the three and six months ended June 30, 2003, research and development includes $416 and $730, respectively, of stock-based compensation expense.

                          VERITAS SOFTWARE CORPORATION
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                                 (IN THOUSANDS)

                                                                 JUNE 30,     DECEMBER 31,
                                                                   2004           2003
                                                               -----------    ------------
                                                               (UNAUDITED)
                                     ASSETS

Current assets:
  Cash and cash equivalents                                    $ 1,048,618    $   823,171
  Short-term investments                                         1,701,487      1,679,844
  Accounts receivable, net                                         171,498        250,098
  Other current assets                                              66,841         60,254
  Deferred income taxes                                             36,333         30,302
                                                               -----------    -----------
     TOTAL CURRENT ASSETS                                        3,024,777      2,843,669
Property and equipment, net                                        569,264        572,977
Other intangibles, net                                              86,139         81,344
Goodwill, net                                                    1,809,309      1,755,591
Other non-current assets                                            23,707         25,385
Deferred income taxes                                               83,201         69,500
                                                               -----------    -----------
     TOTAL ASSETS                                              $ 5,596,397    $ 5,348,466
                                                               ===========    ===========

                      LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
  Accounts payable                                             $    39,098    $    38,289
  Accrued compensation and benefits                                110,797        124,655
  Accrued acquisition and restructuring costs                       22,789         25,051
  Other accrued liabilities                                         67,412         83,184
  Current portion of long-term debt                                186,373              -
  Income taxes payable                                             159,058        141,623
  Deferred revenue                                                 422,584        398,772
                                                               -----------    -----------
     TOTAL CURRENT LIABILITIES                                   1,008,111        811,574
NON-CURRENT LIABILITIES:
  Convertible subordinated notes                                   520,000        520,000
  Long-term debt                                                   194,257        380,630
  Accrued acquisition and restructuring costs                       60,080         69,019
  Other long-term liabilities                                       24,881         23,649
                                                               -----------    -----------
     TOTAL NON-CURRENT LIABILITIES                                 799,218        993,298
STOCKHOLDERS' EQUITY                                             3,789,068      3,543,594
                                                               -----------    -----------
     TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                $ 5,596,397    $ 5,348,466
                                                               ===========    ===========

                          VERITAS SOFTWARE CORPORATION
                 CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                                 (IN THOUSANDS)
                                   (UNAUDITED)

                                                                                            SIX MONTHS ENDED
                                                                                                JUNE 30,
                                                                                       -------------------------
                                                                                           2004          2003
                                                                                       -----------   -----------
Cash flows from operating activities:

NET INCOME                                                                             $   186,518   $    88,738
Adjustments to reconcile net income to net cash provided by operating activities:
  Depreciation and amortization                                                             59,731        61,899
  Amortization of developed technology                                                       7,879        25,336
  Amortization of other intangibles                                                          4,803        30,441
  In-process research and development                                                          400        19,400
  Provision for (recovery of) allowance for doubtful accounts                                 (836)        1,475
  Stock-based compensation                                                                   6,769           730
  Tax benefits from stock plans                                                              8,618        11,065
  (Gain) loss on strategic investments                                                      (7,496)        3,518
  (Gain) loss on sale and disposal of assets                                                   909          (428)
  Deferred income taxes                                                                    (18,923)      (23,359)
Changes in operating assets and liabilities, net of effects of business acquisitions:
  Accounts receivable                                                                       77,729        52,712
  Other assets                                                                              (8,053)        6,200
  Accounts payable                                                                             863          (929)
  Accrued compensation and benefits                                                        (13,911)      (14,398)
  Accrued acquisition and restructuring costs                                              (12,888)      (10,193)
  Other liabilities                                                                        (10,268)       (6,133)
  Income taxes payable                                                                      17,517        50,164
  Deferred revenue                                                                          21,633        25,656
                                                                                       -----------   -----------
                                Net cash provided by operating activities                  320,994       321,894

Cash flows from investing activities:
  Purchases of investments                                                              (1,651,284)     (930,935)
  Sales and maturities of investments                                                    1,624,392     1,160,013
  Purchases of property and equipment                                                      (53,005)      (34,998)
  Purchase of business and technology, net of cash acquired                                (68,987)     (333,739)
  Payments made for prior year business and technology acquisitions                             --        (4,152)
                                                                                       -----------   -----------
                                  Net cash used in investing activities                   (148,884)     (143,811)

Cash flows from financing activities:
  Additional issuance cost for convertible subordinated debt                                  (170)           --
  Proceeds from issuance of common stock                                                    52,249        58,984
                                                                                       -----------   -----------
                                Net cash provided by financing activities                   52,079        58,984

Effect of exchange rate changes                                                              1,258        15,889
                                                                                       -----------   -----------
Net increase in cash and cash equivalents                                                  225,447       252,956
Cash and cash equivalents at the beginning of the period                                   823,171       764,062
                                                                                       -----------   -----------
Cash and cash equivalents at the end of the period                                     $ 1,048,618   $ 1,017,018
                                                                                       ===========   ===========

                          VERITAS SOFTWARE CORPORATION
        RECONCILIATION OF CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                    TO THE NON-GAAP STATEMENTS OF OPERATIONS
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)
                                   (UNAUDITED)

                                                          THREE MONTHS ENDED                        THREE MONTHS ENDED
                                                            JUNE 30, 2004                              JUNE 30, 2003
                                                ---------------------------------------   ----------------------------------------
                                                UNDER GAAP    ADJUSTMENTS     NON-GAAP    UNDER GAAP    ADJUSTMENTS      NON-GAAP
                                                ---------------------------------------   ----------------------------------------
NET REVENUE:
  User license fees                             $ 269,916                     $ 269,916   $ 252,801                     $ 252,801
  Services                                        215,118                       215,118     155,567                       155,567
                                                ---------------------------------------   ---------------------------------------
     TOTAL NET REVENUE                            485,034                       485,034     408,368                       408,368
COST OF REVENUE:

  User license fees                                 8,878                         8,878      11,716                        11,716
  Services                                         66,812           (66)   A     66,746      54,807                        54,807
  Amortization of developed technology              4,055        (4,055)   A          -      10,554       (10,554)   A          -
                                                ---------------------------------------   ---------------------------------------
     TOTAL COST OF REVENUE                         79,745        (4,121)         75,624      77,077       (10,554)         66,523
                                                ---------------------------------------   ---------------------------------------
GROSS PROFIT                                      405,289         4,121         409,410     331,291        10,554         341,845
GROSS PROFIT %                                       83.6%          0.8%           84.4%       81.1%          2.6%           83.7%
Operating expenses:
  Selling and marketing                           151,580          (981)   A    150,599     121,843                       121,843
  Research and development                         83,580          (614)   A     82,966      71,468          (416)   A     71,052
  General and administrative                       46,389           (24)   A     46,365      39,638                        39,638
  Amortization of other intangibles                 2,409        (2,409)   A          -      12,250       (12,250)   A          -
  In-process research and development                   -             -               -      15,300       (15,300)   A          -
                                                ---------------------------------------   ---------------------------------------
     TOTAL OPERATING EXPENSES                     283,958        (4,028)        279,930     260,499       (27,966)        232,533
                                                ---------------------------------------   ---------------------------------------
Income from operations                            121,331         8,149         129,480      70,792        38,520         109,312
OPERATING MARGIN %                                   25.0%          1.7%           26.7%       17.3%          9.5%           26.8%
Interest and other income, net                     10,438                        10,438      13,891                        13,891
Interest expense                                   (6,000)                       (6,000)     (7,798)                       (7,798)
                                                ---------------------------------------   ---------------------------------------
Income before income taxes                        125,769         8,149         133,918      76,885        38,520         115,405
Provision for income taxes                         39,299         3,555    B     42,854      31,251         6,833    B     38,084
                                                ---------------------------------------   ---------------------------------------
NET INCOME                                      $  86,470       $ 4,594       $  91,064   $  45,634      $ 31,687       $  77,321
                                                =======================================   =======================================
NET INCOME PER SHARE - BASIC                    $    0.20       $  0.01       $    0.21   $    0.11      $   0.08       $    0.19
                                                =======================================   =======================================
NET INCOME PER SHARE - DILUTED                  $    0.20       $  0.01       $    0.21   $    0.11      $   0.07       $    0.18
                                                =======================================   =======================================
SHARES USED IN PER SHARE CALCULATION - BASIC      431,943                       431,943     415,621                       415,621
                                                =========                     =========   =========                     =========
SHARES USED IN PER SHARE CALCULATION - DILUTED    442,361                       442,361     427,939                       427,939
                                                =========                     =========   =========                     =========

FOOTNOTES:

A To exclude non-cash charges related to acquisitions, including write off of in-process research and development, amortization of intangibles and stock-based compensation.

B To adjust the provision for income taxes to the non-GAAP rates of 32% in 2004 and 33% in 2003.

                          VERITAS SOFTWARE CORPORATION
        RECONCILIATION OF CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                    TO THE NON-GAAP STATEMENTS OF OPERATIONS
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)
                                   (UNAUDITED)

                                                            SIX MONTHS ENDED                          SIX MONTHS ENDED
                                                              JUNE 30, 2004                            JUNE 30, 2003
                                                ----------------------------------------  ----------------------------------------
                                                UNDER GAAP     ADJUSTMENTS     NON-GAAP   UNDER GAAP    ADJUSTMENTS      NON-GAAP
                                                ----------------------------------------  ----------------------------------------
NET REVENUE:
  User license fees                             $ 572,325                     $ 572,325   $ 500,256                     $ 500,256
  Services                                        398,456                       398,456     298,248                       298,248
                                                ---------------------------------------   ---------------------------------------
     TOTAL NET REVENUE                            970,781                       970,781     798,504                       798,504
COST OF REVENUE:
  User license fees                                18,397                        18,397      23,633                        23,633
  Services                                        132,655          (303)  A     132,352     107,109                       107,109
  Amortization of developed technology              7,879        (7,879)  A           -      25,336       (25,336)   A          -
                                                ---------------------------------------   ---------------------------------------
     TOTAL COST OF REVENUE                        158,931        (8,182)        150,749     156,078       (25,336)        130,742
                                                ---------------------------------------   ---------------------------------------
GROSS PROFIT                                      811,850         8,182         820,032     642,426        25,336         667,762
GROSS PROFIT %                                       83.6%          0.9%           84.5%       80.5%          3.1%           83.6%
Operating expenses:
  Selling and marketing                           294,618        (3,862)  A     290,756     237,141                       237,141
  Research and development                        163,504        (1,836)  A     161,668     142,056          (730)   A    141,326
  General and administrative                       94,138          (768)  A      93,370      77,817                        77,817
  Amortization of other intangibles                 4,803        (4,803)  A           -      30,441       (30,441)   A          -
  In-process research and development                 400          (400)  A           -      19,400       (19,400)   A          -
                                                ---------------------------------------   ---------------------------------------
     TOTAL OPERATING EXPENSES                     557,463       (11,669)        545,794     506,855       (50,571)        456,284
                                                ---------------------------------------   ---------------------------------------
Income from operations                            254,387        19,851         274,238     135,571        75,907         211,478
OPERATING MARGIN %                                   26.2%          2.0%           28.2%       17.0%          9.5%           26.5%
Interest and other income, net                     21,764                        21,764      24,903                        24,903
Interest expense                                  (11,702)                      (11,702)    (15,536)                      (15,536)
Gain (loss) on strategic investments                7,496        (7,496)  B           -      (3,518)        3,518    B          -
                                                ---------------------------------------   ---------------------------------------
Income before income taxes                        271,945        12,355         284,300     141,420        79,425         220,845
Provision for income taxes                         85,427         5,549   C      90,976      52,682        20,197    C     72,879
                                                ---------------------------------------   ---------------------------------------
NET INCOME                                      $ 186,518       $ 6,806       $ 193,324   $  88,738      $ 59,228       $ 147,966
                                                =======================================   =======================================
NET INCOME PER SHARE - BASIC                    $    0.43       $  0.02       $    0.45   $    0.21      $   0.15       $    0.36
                                                =======================================   =======================================
NET INCOME PER SHARE - DILUTED                  $    0.42       $  0.02       $    0.44   $    0.21      $   0.14       $    0.35
                                                =======================================   =======================================
SHARES USED IN PER SHARE CALCULATION - BASIC      431,329                       431,329     414,270                       414,270
                                                =========                     =========    ========                     =========
SHARES USED IN PER SHARE CALCULATION - DILUTED    443,622                       443,622     424,275                       424,275
                                                =========                     =========    ========                     =========

FOOTNOTES:

A To exclude non-cash charges related to write off of in-process research and development, amortization of intangibles and stock-based compensation.

B     To exclude gains/losses on strategic investments.

C To adjust the provision for income taxes to the non-GAAP rates of 32% in 2004 and 33% in 2003.